UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2020 (July 31, 2020)
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
155 East 44th Street, Suite 900
New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On July 31, 2020, StoneX Group, Inc. (the "Company") filed its Form 8-K ("the Original Form 8-K") to report the acquisition of GAIN Capital Holdings, Inc., a Delaware corporation (“GAIN”), as contemplated by the terms of the Agreement and Plan of Merger, dated as of February 26, 2020 (the "Merger Agreement"), by and among the Company, GAIN and Golf Merger Sub I Inc. ("Merger Sub"). The Original Form 8-K did not include the audited financial statements of GAIN or the pro forma unaudited financial statements of the combined entity. This Amendment to the Form 8-K is filed to include the financial statement information required under Item 9.01 of Form 8-K in connection with the acquisition of GAIN.
Except to the extent expressly set forth herein, this amended Form 8-K speaks as of the filing date of the Original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this amended Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.
Forward-Looking Statements

This Form 8-K/A contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “anticipates,” “assumes,” “can,” “will,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates” or “plans.” These forward-looking statements include, among other things, statements relating to the expected results of the merger with GAIN, including any anticipated cost or capital synergies associated therewith, operating efficiencies and results, growth, client and stockholder benefits, accretion, financial benefits or returns, key assumptions, integration costs and transaction costs, our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to be materially different from any anticipated results expressed or implied by these forward-looking statements, including, among others, (i) anticipated benefits of the merger, including the realization of revenue, accretion, financial benefits or returns and other cost and capital synergies may not be fully realized or may take longer to realize than expected, (ii) adverse changes in economic, political and market conditions, such as price levels and volatility in the commodities, securities and foreign exchange markets in which we and GAIN operate, (iii) losses from our market-making and trading activities arising from counter-party failures and changes in market conditions, (iv) the possible loss of key personnel or GAIN key personnel, (v) the impact of increasing competition, (vi) the impact of changes in government regulation, (vii) the possibility of liabilities arising from violations of federal and state securities laws, (viii) the impact of changes in technology in the securities and commodities trading industries and (ix) other risks and uncertainties, including those set forth under the heading “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. You should read cautionary statements made as being applicable to all related forward-looking statements wherever they appear in this Form 8-K/A. We cannot assure you that the forward-looking statements in this Form 8-K/A will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, if at all. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they were made. Except as expressly required under federal securities laws and the rules and regulations of the U.S. Securities and Exchange Commission, we do not have any obligation, and do not undertake, to update any forward-looking statements to reflect events or circumstances arising after the date of this press release, whether as a result of new information, future events or otherwise. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
Financial statements of GAIN as required under Item 9.01 of Form 8-K in connection with the merger with GAIN are attached.
(b) Pro Forma Financial Information
Pro forma financial information as required under Item 9.01 of Form 8-K in connection with the merger with GAIN are attached.

(c) Exhibits
Exhibit
Number            Description

2.1
Agreement and Plan of Merger, dated as of February 26, 2020, by and among the Company, GAIN and Merger sub (Incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed by the Company on February 27, 2020) *

23. 1            Consent of BDO USA, LLP

99.1
Audited consolidated financial statements and financial statements schedules of GAIN for the year ended December 31, 2019, and the unaudited condensed consolidated financial statements of GAIN for the three months ended March 31, 2020.

99.2
Unaudited pro forma condensed combined income statement for the year ended September 30, 2019, unaudited pro forma condensed combined income statement for the six months ended March 31, 2020, and unaudited pro forma condensed combined balance sheet as of March 31, 2020.

104             Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Previously filed.

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
October 13, 2020	/s/ WILLIAM J. DUNAWAY
(Date)	William J. Dunaway
Chief Financial Officer